UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report: February 4, 2008
(Date of earliest event reported)
CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-4604 (Commission File Number)	31-0746871 (I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio (Address of principal executive offices)	45014-5141 (Zip Code)
Registrant’s telephone number, including area code: (513) 870-2000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Item 2.02 Results of Operations and Financial Condition.
On February 6, 2008, Cincinnati Financial Corporation issued the attached news release titled “Cincinnati Financial Reports Fourth-quarter and Full-year 2007 Results,” furnished as Exhibit 99.1 hereto and incorporated herein by reference. On February 6, 2008, the company also distributed the attached information titled “Supplemental Financial Data,” furnished as Exhibit 99.2 hereto and incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release or supplemental financial data.
In accordance with general instruction B.2 of Form 8-K, the information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.
On February 4, 2008, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Increases Cash Dividend.” The news release is furnished as Exhibit 99.3 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.
On February 4, 2008, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation and Subsidiaries Announce Appointments.” The news release is furnished as Exhibit 99.4 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.
The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
Exhibit 99.1 —	News release dated February 6, 2008, “Cincinnati Financial Reports Fourth-quarter and Full-year 2007 Results”

Exhibit 99.2 —	Supplemental Financial Data dated February 6, 2008

Exhibit 99.3 —	News release dated February 4, 2008, titled “Cincinnati Financial Corporation Increases Cash Dividend”

Exhibit 99.4 —	News release dated February 4, 2008, titled “Cincinnati Financial Corporation and Subsidiaries Announce Appointments”

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION
Date: February 6, 2008

Kenneth W. Stecher
Chief Financial Officer, Executive Vice President, Secretary and Treasurer (Principal Accounting Officer)